Exhibit 8.1
Grupo Televisa, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2010

Name of Company	Country of Incorporation
Alektis Consultores, S. de R.L. de C.V.	Mexico
TVU Enterprises, Inc.	United States of America
Bay City Television, Inc.	United States of America
ET Publishing International, LLC	United States of America
Sunny Isle, LLC	United States of America
Pay-TV Venture, Inc.	United States of America
Saral Publications, Inc.	United States of America
Tarabu, Inc.	United States of America
Endemol Latino N.A., LLC (*)	United States of America
Televisa Internacional, LLC	United States of America
Televisa International Marketing Group, Inc.	United States of America
Veneto, Inc. (1)	United States of America
Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Alvafig, S.A. de C.V.	Mexico
Cablemás, S.A. de C.V.	Mexico
Cable y Comunicación de Campeche, S.A. de C.V.	Mexico
Cable y Comunicación de Morelia, S.A. de C.V.	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cable California, S.A. de C.V.	Mexico
Cablemás International Telecom, LLC. (1)	United States of America
CCC Tecno Equipos, S.A. de C.V.	Mexico
CM Equipos y Soporte, S.A. de C.V.	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Miracle TV Corporation. (*)	United States of America
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
TV Transmisiones de Chihuahua, S.A. de C.V.	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico
Cuernamú, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico
Arretis, S.A.P.I. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
Multibip, S.A. de C.V.	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico
Sintonia Fina, S.A. de C.V.	Mexico
Técnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V.	Mexico
Cable Sistema de Victoria, S.A. de C.V.	Mexico
Comunicable, S.A. de C.V. (*)	Mexico
Comunicable de Valle Hermoso, S.A. de C.V. (*)	Mexico
Telecable de Matehuala, S.A. de C.V.	Mexico
CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Coyoacán Films, S.A. de C.V. (*)	Mexico
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Eventicket, S.A. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Más Fondos, S.A. de C.V. Sociedad Distribuidora de Acciones de Sociedades de Inversión (*)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Quiroga TV, S.A. de C.V.	Mexico
TV Santa Fe, S.A. de C.V.	Mexico
San Ángel TV, S.A. de C.V.	Mexico
DTH Europa, S.A.	Spain
Editora Factum, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1) (3)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablebox, S.A. de C.V.	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V.	Mexico
Operbes, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V. (1)	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Servicios Técnicos Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Grupo de Telecomunicaciones de Alta Capacidad, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Mednet, S.A. de C.V. (*)	Mexico
Raspafácil, S.A. de C.V.	Mexico
Telefonía Metropolitana, S.A. de C.V. (1)	Mexico
Editorial Televisa, S.A. de C.V.	Mexico
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A.	Chile
Atlántida Digital, S.A.	Argentina
Desarrollos del Atlántico, S.A.	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina
Editorial Atlántida Uruguay, S.R.L.	Uruguay
Feria Puro Diseño, S.A.	Argentina
Editorial GyJ Televisa, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Editorial Motorpress Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P S.A.S.	Colombia
Editorial Televisa International, S.A.	Mexico
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Mundo Ejecutivo Televisa, S.A. de C.V.	Mexico
Publicaciones Aquario, S. de R.L. de C.V.	Mexico
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela
En Vivo US Holding, LLC (3)	United States of America
Factum Más, S.A. de C.V.	Mexico
Comercial Televisa Más, S.A. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Sky DTH, S.A. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V. (2)	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavision Group, Inc.	United States of America
Novavisión Honduras, S.A.	Honduras
Novavisión Panamá, S.A.	Panama
Media Visión de Panamá, S.A.	Panama
Ridge Manor, Inc.	Panama
Eminent Shine, Inc. (1)	Panama
Galaxy Nicaragua, S.A.	Nicaragua
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V.	El Salvador
Televisión Novavisión de Guatemala, S.A.	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Novabox, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Gestora de Inversiones Audiovisuales La Sexta, S.A. and subsidiaries (*)	Spain
Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C.	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador
Grupo Telesistema, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Amber Capital, S.A. de C.V. SOFOM E.N.R.	Mexico
Corporativo TD Sports, S.A. de C.V. and subsidiaries (*)	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Lab Brands International, LLC (*)	United States of America
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C.	Mexico
Proyectos Especiales Televisa, S.C.	Mexico
Recursos Corporativos Alameda, S.C.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Tarrague A.G.	Switzerland
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico. S.A. de C.V. and subsidiary (*)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A.C.	Mexico
Televisat Digital, S.A. de C.V. (3)	Mexico
T&V, S.A.S. (*)	France
Televisa Consumer Products USA, LLC	United States of America
Televisa Mexico, Ltd.	Switzerland
Videopersel, Ltd.	Switzerland
Videoserpel, Ltd.	Switzerland
Televisión Independiente de México, S.A. de C.V.	Mexico
Baluarte Bienes Raices, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
Editora San Angel, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
Teleimagen del Noroeste, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
TT Digital, S.A. de C.V. (1)	Mexico
Kapa Capital, S.A. de C.V. SOFOM E.N.R.	Mexico
Kasitum, S.A. de C.V.	Mexico
Grupo Nueva Comercial TB, S.A. de C.V.	Mexico
Multimedia CTI, S.A. de C.V. (1)	Mexico
Multimedia Telecom, S.A. de C.V.	Mexico
Broadcasting Media Partners, Inc. and subsidiaries (including Univision Comunications Inc. )(*)	United States of America
Comunicaciones Tieren, S.A. de C.V.	Mexico
BMPI Services II, LLC. (4)	United States of America
Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
XEZZ, S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico
Somos Televisa, S.A. de C.V.	Mexico
Borealis Comunicación, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Corporatel, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Plataforma Digital, S.A. de C.V. (1)	Mexico
Sattora, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisat, S.A. de C.V. (1)	Mexico
T.V. Conceptos, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
Teleparábolas, S.L.	Spain
Telesistema Mexicano, S.A. de C.V.	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Televisa Argentina, S.A. (3)	Argentina
Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico
Televisa USA, S.A. de C.V. (3)	Mexico
TSM Capital, S.A. de C.V. SOFOM E.N.R. (3)	Mexico

(*)	Associate or Joint Venture, for purposes of Mexican and/or International Financial Reporting Standards.

(1)	Without current operations.

(2)	Consolidated variable interest entity. The Company and/or any of its subsidiaries is deemed the primary beneficiary of the variable interest entity.

(3)	In process of liquidation.

(4)	Special purpose entity, for purposes of Mexican and/or International Financial Reporting Standards.